SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 5, 2003

Date of Filing: August 6, 2003

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29889	94-3248524
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

(650) 624-1100
Registrant’s telephone number, including area code:

Item 12.                                               Results of Operations and Financial Condition

On August 5, 2003, Rigel Pharmaceuticals, Inc. issued a press release announcing financial results for the three months ended June 30, 2003.  A copy of such press release, entitled “Rigel Announces Second Quarter 2003 Financial Results,” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the United States Securities and Exchange Commission made by Rigel Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rigel Pharmaceuticals, Inc.

Dated: August 6, 2003
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release entitled “Rigel Announces Second Quarter 2003 Financial Results,” dated August 5, 2003.